                                                                    Exhibit 99.2


CASE NAME:         Aerovox, Inc.      COMPARATIVE BALANCE SHEET
CASE NUMBER:       01-14680 jnf            FOR MONTH ENDED:           FORM OPR-1

                                                    FILING
                                                     DATE         MONTH        MONTH       MONTH        MONTH         MONTH
                                                   6/6/2001     6/30/2001    7/28/2001   8/25/2001    9/29/2001     10/27/2001
                                                 ------------ ------------ ------------ -----------  -----------  -------------
ASSETS

  CURRENT ASSETS:

    Cash                                              432,066    2,120,007    3,216,732    2,647,429    3,309,063     3,942,222
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Other negotiable instruments (i.e. CD's,                0            0            0            0            0             0
                                                 ------------ ------------ ------------ ------------ ------------  ------------
      Treasury Bills, etc.)

    Accounts Receivable, Gross (OPR-3)              9,303,471    9,542,941    8,296,232    8,653,189    8,252,242     7,769,402
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Less: Allowance for doubtful accounts            (470,686)    (470,686)    (489,852)  (1,289,852)  (1,304,057)   (1,327,909)
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Inventory, at cost                             13,626,488   12,346,523   12,306,850   12,086,700   11,548,622    11,492,000
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Prepaid expenses and other current assets         326,088      692,636      774,440      132,026       93,066        50,405
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Other: Intercompany receivables (payables)      1,474,587    1,445,351    1,318,933    1,836,725      709,372       425,860
                                                 ------------ ------------ ------------ ------------ ------------  ------------

TOTAL CURRENT ASSETS                               24,692,013 $ 25,676,771 $ 25,423,335 $ 24,066,217 $ 22,608,307  $ 22,351,980
                                                 ------------ ------------ ------------ ------------ ------------  ------------

PROPERTY, PLANT, AND EQUIPMENT, AT COST            50,433,309   50,399,555   50,422,044   50,457,405   50,491,398    50,501,177
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Less: Accumulated Depreciation                (23,448,974) (23,756,755) (24,037,799) (24,324,559) (24,567,963)  (24,853,350)
                                                 ------------ ------------ ------------ ------------ ------------  ------------

NET PROPERTY, PLANT AND EQUIPMENT                  26,984,334 $ 26,642,800 $ 26,384,245 $ 26,132,847 $ 25,923,435  $ 25,647,828
                                                 ------------ ------------ ------------ ------------ ------------  ------------

OTHER ASSETS
    Investments                                    14,100,192   14,331,200   14,380,821   14,437,685   15,789,439    15,663,076
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Other: Def. Fin. Cost and Org Costs               178,687      177,604      176,521      175,438      174,355       173,272
                                                 ------------ ------------ ------------ ------------ ------------  ------------

    Other Assets (includes deposits)                4,747,373    4,772,560    4,800,629    5,301,886    5,119,287     5,223,585
                                                 ------------ ------------ ------------ ------------ ------------  ------------

TOTAL ASSETS                                     $ 70,702,599 $ 71,600,935 $ 71,165,551 $ 70,114,072 $ 69,614,823  $ 69,059,741
                                                 ============ ============ ============ ============ ============  ============

   CASE NAME:                           Aerovox, Inc.                                                                     FORM OPR-2
   CASE NUMBER:                         01-14680 jnf

                                               FILING
                                                DATE         MONTH          MONTH         MONTH            MONTH          MONTH
                                              6-Jun-01     30-Jun-01      28-Jul-01     25-Aug-01        29-Sep-01      10/27/01
                                            ------------ -------------  ------------ ---------------  --------------  ------------
LIABILITIES

   POST PETITION LIABILITIES (OPR-4)                  -     1,237,839       966,949       1,214,663       1,295,437     1,780,479
                                           ------------ -------------  ------------ ---------------  --------------  ------------

   PRE PETITION LIABILITIES

     Priority Debt                            1,104,801       639,007       834,979         794,862         855,449 *     804,373
                                           ------------ -------------  ------------  -------------  --------------    -----------

     Secured Debt                            28,505,919    28,505,919    28,505,919     28,505,919      29,300,919 **  29,300,919
                                           ------------ -------------  ------------  -------------  --------------    -----------

     Unsecured Debt                          20,242,342    20,242,342    20,673,500     20,304,617      19,509,617 **  19,509,617
                                           ------------ -------------  ------------  -------------  --------------     ----------

   TOTAL PRE PETITION LIABILITIES            49,853,063    49,387,269    50,014,399     49,605,398      49,665,985     49,614,910
                                           ------------ -------------  ------------  -------------  --------------     ----------

   OTHER LIABILITIES PER BOOK                 4,867,987     4,604,697     4,604,697      4,604,697       5,285,408      5,285,408
                                           ------------ -------------  ------------  -------------  --------------     ----------

TOTAL LIABILITIES                            54,721,050    55,229,805    55,586,045     55,424,758      56,246,831     56,680,798
                                           ------------ -------------  ------------  -------------  --------------     ----------

SHAREHOLDER'S EQUITY (DEFICIT)

   REDEEMABLE COMMON STOCK                    1,746,400     1,762,800     1,670,495      1,482,800       1,524,800      1,373,800
                                           ------------ -------------  ------------  -------------  --------------   ------------

   COMMON STOCK                               5,450,979     5,450,979     5,450,979      5,450,979       5,450,979      5,450,979
                                           ------------ -------------  ------------  -------------  --------------   ------------

   PAID IN CAPITAL                            1,172,366     1,172,366     1,172,366      1,172,366       1,172,366      1,172,366
                                           ------------ -------------  ------------  -------------  --------------   ------------

   RETAINED EARNINGS

     Through Filing Date                      9,674,670     9,674,670     9,674,670      9,674,670       9,674,670      9,674,670
                                           ------------ -------------  ------------  -------------  --------------   ------------

     Post Filing Date                                 0       133,124      (437,156))   (1,119,359)     (1,931,786)    (2,669,197)
                                           ------------ -------------  ------------  -------------  --------------   ------------

   ACCUMULATED OTHER COMPREHENSIVE PROFIT
(LOSS)                                       (2,062,867)   (1,822,809)   (1,951,849))   (1,972,142)     (2,523,036)    (2,623,675)
                                           ------------ -------------  ------------  -------------  --------------   ------------

TOTAL SHAREHOLDERS' EQUITY                   15,981,549    16,371,130    15,579,505     14,689,315      13,367,992     12,378,943
                                           ------------ -------------  ------------  -------------  --------------   ------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                        $70,702,599   $71,600,935   $71,165,551    $70,114,072     $69,614,823    $69,059,741
                                           ============ =============  ============  =============  ==============   ============

  * Massachusetts state income tax liability calculated to be $77,000, and various franchise tax liability totaling $38,000 over the amount previously accrued.
  **   Corrections to classifications of two liabilities:
            1.) Reclassification of Industrial Revenue Bond liability from secured to unsecured ($684,000).
            2.) Reclassification of note payable to prior owners of Mexico City business guarenteed by pledge of Aerovox de Mexico stock from unsecured to secured ($1,591,000).